SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 29, 2007

(Date of earliest event reported)

First Horizon Mortgage Pass-Through Trust 2007-AR2,

Mortgage Pass-Through Certificates, Series 2007-AR2

(Exact name of Issuing Entity as specified in its charter)

FIRST HORIZON ASSET SECURITIES INC.

(Exact name of Depositor as specified in its charter)

First Horizon Home Loans

(Exact name of Sponsor as specified in its charter)

Delaware	333-137018-14	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

          Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-143015) filed with the Securities and Exchange Commission (the “Commission”) on June 14, 2007 (the “Registration Statement”), pursuant to which the Registrant registered $6,687,436,390 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on June 28, 2007, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2007-AR2 (the “Offered Securities”).

          Pursuant to a Mortgage Loan Purchase Agreement dated as of June 29, 2007 (“MLPA”), by and between First Horizon Home Loans, a division of First Tennessee Bank National Association (“FHHL”) and First Horizon Asset Securities Inc. (“FHASI”), FHHL sold three pools of primarily 30-year adjustable rate, first lien, fully amortizing, one-to-four family residential mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

          On June 29, 2007, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHL, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

          The Offered Securities, having an aggregate principal balance of approximately $421,972,100 have been sold by the Registrant to (i) First Tennessee Bank National Association pursuant to an Underwriting Agreement dated as of March 24, 2006 (the “FTBNA Underwriting Agreement”), as supplemented by a Terms Agreement dated as of June 22, 2007 (the “FTBNA Terms Agreement”), each by and among FTBNA, the Registrant and FHHL; and (ii) Banc of America Securities LLC pursuant to an Underwriting Agreement dated as of March 24, 2006 (the “BOA Underwriting Agreement”), as supplemented by a Terms Agreement dated as of June 22, 2007 (the “BOA Terms Agreement”), each by and among BOA, the Registrant and FHHL. The FTBNA Underwriting Agreement and the BOA Underwriting Agreement were previously filed with the Commission and are incorporated herein by reference as Exhibits 1.1 and 1.2, respectively. The FTBNA Terms Agreement and the BOA Terms Agreement are filed herewith as Exhibits 1.3 and 1.4, respectively.

Item 9.01           Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1*	Underwriting Agreement dated March 24, 2006, by and among
FTBNA, the Registrant and FHHL

	1.2**	Underwriting Agreement dated March 24, 2006, by and among
BOA, the Registrant and FHHL

	1.3	Terms Agreement dated June 22, 2007 to Underwriting Agreement dated March 24, 2006, by and among FTBNA, the Registrant and
FHHL

	1.4	Terms Agreement dated June 22, 2007 to Underwriting Agreement dated March 24, 2006, by and among BOA, the Registrant and
FHHL

	4.1	Pooling and Servicing Agreement dated as of June 1, 2007, by and among the Registrant, as Depositor, FHHL, as Master Servicer,
and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of June 29, 2007, by and between FHHL, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on April 5, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-125158-20)

** Previously filed with the Commission on April 5, 2006, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-125158-20)

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

July 10, 2007	By:	/s/ Alfred Chang
Alfred Chang
Vice President

Signature Page for Form 8-K
(2007-AR2 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1*	Underwriting Agreement dated March 24, 2006, by and among
FTBNA, the Registrant and FHHL

1.2**	Underwriting Agreement dated March 24, 2006, by and among
BOA, the Registrant and FHHL

1.3	Terms Agreement dated June 22, 2007 to Underwriting Agreement dated March 24, 2006, by and among FTBNA, the Registrant and
FHHL

1.4	Terms Agreement dated June 22, 2007 to Underwriting Agreement dated March 24, 2006, by and among BOA, the Registrant and
FHHL

4.1	Pooling and Servicing Agreement dated as of June 1, 2007, by and among the Registrant, as Depositor, FHHL, as Master Servicer,
and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of June 29, 2007, by and between FHHL, as Seller, and FHASI, as Purchase]

* Previously filed with the Commission on April 5, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-125158-20)

** Previously filed with the Commission on April 5, 2006, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-125158-20)